UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 13, 2006

                 ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

                               Delaware

(State or Other Jurisdiction of Incorporation)

0-14732 (Commission File Number)	04-2742593 (IRS Employer Identification No.)

125 Cambridge Park Drive, 6thFloor Cambridge, Massachusetts (Address of Principal Executive Offices)	02140 (Zip Code)

                                  (617) 498-3300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 13, 2006, Advanced Magnetics, Inc. (the “Company”) received approval to list its common stock on the NASDAQ National Market.

On June 15, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that, effective with the opening of trading on June 27, 2006, shares of the Company’s common stock will begin trading on the NASDAQ National Market under the symbol “AMAG.” The Company will cease trading on the American Stock Exchange as of the close of trading on Monday, June 26, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby furnishes the following exhibit:

99.1	Press release dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Brian J.G. Pereira
Name:	Brian J.G. Pereira
Title:	President

Date: June 15, 2006

Exhibit Index

99.1	Press release dated June 15, 2006